Exhibit 99.1

WEBER ANNOUNCES MANAGEMENT TRANSITION AND PROVIDES BUSINESS UPDATE
Alan Matula Appointed Interim CEO
Company Provides Preliminary Estimates for Fiscal Third Quarter 2022 Results; Will Report Final Fiscal
Third Quarter 2022 Results on August 15, 2022
Weber to Pursue Financial Transformation Initiatives to Navigate the Sustained Challenging
Macroeconomic Environment

PALATINE, Ill., July 25, 2022 - Weber Inc. (“Weber” or “the Company”) (NYSE: WEBR), the global leader in outdoor cooking products, innovation, and technology, today announced that Alan Matula, the Company’s current Chief Technology Officer, has been appointed interim Chief Executive Officer, effective immediately. Chris Scherzinger is departing from his roles on the management team and Board of Directors. A search for a permanent CEO will commence immediately.
Matula brings more than 40 years of experience to the role of interim Chief Executive Officer. He has served as Chief Information Officer at Weber since 2015 and was named Chief Technology Officer in March of this year, leading the company’s R&D organization, IoT, and digital initiatives, as well as global IT organization. Prior to Weber, Matula served as Chief Information Officer for Royal Dutch Shell plc.
“We are taking decisive action to better position Weber to navigate historic macroeconomic challenges, including inflationary and supply chain pressures that are impacting consumer confidence, spending patterns, and margins,” said Kelly Rainko, Non-Executive Chair of the Weber Board of Directors. “The management team is well positioned to guide Weber through this transitional period and execute a transformation of the Company’s cost base.”
Rainko continued, “Weber is the clear global category leader, and our promise of quality and innovation lives at the center of everything we do. We remain committed to delivering the very best outdoor cooking experiences to our customers around the world. The Board thanks Chris for his contributions to Weber over the past four years.”
PRELIMINARY FISCAL THIRD QUARTER 2022 FINANCIAL RESULTS
Weber has announced the below preliminary estimates for results for the three months ended June 30, 2022. The Company’s unaudited interim consolidated financial statements for the three and nine months ended June 30, 2022, are not yet complete, and results may vary from these preliminary estimates upon completion of closing procedures.
•Net Sales of $525M to $530M. Net Sales performance was affected by slower retail traffic, both in-store and online, in all key markets, as well as continued foreign currency devaluations that impact our reported results. Management believes that the slower retail traffic patterns are the result of pressured consumer shopping behaviors globally, due to rising inflation, supply chain constraints, fuel prices, and geopolitical uncertainty. The Company expects these market headwinds to continue into the fiscal fourth quarter of 2022.
•The Company now expects Adjusted EBITDA to be marginally profitable, which is materially lower than the internal budget related to the previously announced fiscal year 2022 Adjusted EBITDA guidance. The Company also expects to have a net loss in the period ending June 30, 2022. Profitability was negatively impacted by significant currency devaluations within the quarter, promotional activity to enhance retail sell through, lower margin country, and product mix, as well as substantial freight cost increases.
Weber further announced that it is pursuing a number of financial transformation initiatives, which may include workforce reductions, reducing other COGS and SG&A expenses, as well as tightening its global inventory levels and working capital positions. The Company will provide additional detail, as well as its final fiscal third quarter results, on its earnings call on August 15, 2022.

OUTLOOK
As a result of the uncertainty created by the previously referenced market factors, the Company is withdrawing its fiscal year 2022 Net Sales and Adjusted EBITDA guidance.
The Weber Board of Directors has also suspended the quarterly cash dividend and is committed to working with lending partners to remain in compliance with the covenants in its credit facilities.
ABOUT WEBER INC.
Weber Inc. headquartered in Palatine, Ill., is the world’s leading barbecue brand. The Company’s founder George Stephen, Sr., established the outdoor cooking category when he invented the original kettle charcoal grill 70 years ago. Weber offers a comprehensive, innovative product portfolio, including charcoal, gas, pellet and electric grills, smokers, and accessories designed to help outdoor cooking enthusiasts discover what’s possible. In 2021, the Company acquired June Life Inc., a smart appliance and technology company, to accelerate the development of its Weber Connect® technology and digital products. In addition, Weber recently launched 1952 Ventures, a subsidiary designed to accelerate new growth platforms and brand extensions for the Company in the areas of product, technologies, and partnerships. Weber offers its barbecue grills and accessories, services, and experiences to a passionate community of millions across 78 countries.
Weber Connect® is a registered trademark of Weber-Stephen Products LLC.
FORWARD-LOOKING STATEMENTS
This press release contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Weber’s expectations or beliefs concerning future events. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including those factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, for the year ended September 30, 2021, and in our Quarterly Reports on Form 10-Q.
Our future results could be affected by a variety of other factors, including uncertainty of the magnitude, duration, geographic reach, impact on the global economy and current and potential travel restrictions of the COVID-19 outbreak, the current, and uncertain future, impact of the COVID-19 outbreak on our business, growth, reputation, prospects, financial condition, operating results (including components of our financial results), and cash flows and liquidity, risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects, the ability to realize the anticipated benefits and synergies from business acquisitions in the amounts and at the times expected, the impact of competitive conditions, the effectiveness of pricing, advertising, and promotional programs; the success of innovation, renovation and new product introductions; the recoverability of the carrying value of goodwill and other intangibles, the success of productivity improvements and business transitions, commodity and energy prices, transportation costs, labor costs, disruptions or inefficiencies in supply chain, the availability of and interest rates on short-term and long-term financing, the levels of spending on systems initiatives, properties, business opportunities, integration of acquired businesses, and other general and administrative costs, changes in consumer behavior and preferences, the effect of U.S. and foreign economic conditions on items such as interest rates, statutory tax rates, currency conversion and availability, legal and regulatory factors including the impact of any product recalls; and business disruption or other losses from war, pandemic, terrorist acts or political unrest.
INVESTOR RELATIONS CONTACT:
•investors@weber.com
•Brian Eichenlaub
MEDIA CONTACT:
•media@weber.com
•Kristina Peterson-Lohman
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